(Translated From Chinese by the H.J.M. International Law Office)

Corn Kernels Purchase Agreement

Buyer: Xinjiang Yajia Distillate Company Limited. (Herein after referred to as Party A)

Seller: Xinjiang Yili Agricultural No. 4 Troop and 61 Division Supply and Sales Company (Herein after referred to as Party B)

I.
Party A is an ethanol producer with an annual production capacity of 20-30 thousand tons and it needs 8-10 million tons of corn kernels as raw material every year. Due to the production needs, Party A decides to purchase corn kernels from Party B herein, and the supply term for this contract is five years.

II.	Party B must supply enough quantity of corn to Party A at a discounted market price.

III.	Delivery location: to be discussed by both parties.

IV.	This contract is in four duplicated copies, two copies for both parties, each copy has the same effect.

V.
This agreement will be valid after signed by the legal representatives or authorized persons from both parties with their company seals. Within three months after the agreement takes effect, the two parties need to sign a formal purchase contract, otherwise, this agreement will be voided automatically.

Party A: Xinjiang Yajia Distillate Company Limited. (Seal)

Legal representative: ___________________________________ (Signature)

Authorized representative: ___________________________________ (Signature)

Date: December 29, 2006

Party B: Xinjiang Yili Agricultural No. 4 Troop and 61 Division Supply and Sales Company (Seal)

Legal representative: ___________________________________ (Signature)

Authorized representative: ___________________________________ (Signature)

Date: December 29, 2006